Supplement, dated October 5, 2006, to the
                      Prospectuses, each dated May 1, 2006,
                   for Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
                  Seligman Capital Portfolio (the "Portfolio")


Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

The following information supersedes and replaces the information contained under the sub-caption entitled "Seligman Capital Portfolio - Portfolio Management" on page 4 of the Fund's Class 1 Prospectus and the information contained under the sub-caption "Management of the Fund - Portfolio Management" on page 4 of the Portfolio's Class 2 Prospectus:

The Portfolio is managed by J. &W. Seligman & Co. Incorporated's ("Seligman") Growth Team, which is headed by Mr. Erik J. Voss. Mr. Voss, Portfolio Manager of the Portfolio since joining Seligman in October 2006, is a Senior Vice President, Investment Officer of Seligman. In addition to his responsibilities in respect of the Portfolio, Mr. Voss is Portfolio Manager of Seligman Capital Fund, Inc., Seligman Growth Fund, Inc. and one other registered investment company. Prior to joining Seligman, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated, and prior thereto, Strong Capital Management, Inc.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by Portfolio Manager and the Portfolio Manager's ownership of securities of the Portfolio.

                    Supplement, dated October 5, 2006, to the
             Statement of Additional Information, dated May 1, 2006,
                   for Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
                  Seligman Capital Portfolio (the "Portfolio")


Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information, dated May 1, 2006 ("SAI").

The biography under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 16 of the SAI relating to Ms. Marion S. Schultheis is hereby deleted in its entirety.

The following information supersedes and replaces the information contained under the caption "Portfolio Managers - Seligman Capital Portfolio" on page 31 of the SAI:

Table A

 Portfolio Manager             Other Registered        Other Pooled Investment        Other Accounts*
                             Investment Companies*            Vehicles*

Eric J. Voss                 3 Registered Investment     0 Pooled Investment           27 Other Accounts with
                             Companies with              Vehicles.                     approximately $220.2
                             approximately $930.3                                      million in total assets
                             million in total assets                                   under management.
                             under management.

*Information provided as of August 31, 2006.

Mr. Voss does not manage any accounts that have an advisory fee based on the performance of the account.

Compensation:

For 2006, as compensation for his responsibilities, Mr. Voss is entitled to receive a fixed base salary. For 2007, Mr. Voss is entitled to receive (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two Seligman investment companies (other than the Portfolio) for which Mr. Voss serves as portfolio manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.